                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     July 18, 2002
                                                --------------------------------


                             WEBLINK WIRELESS, INC.
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             (Exact Name of Registrant as Specified in Its Chapter)


                                    DELAWARE
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                 (State of Other Jurisdiction of Incorporation)


         0-28196                                           75-2575229
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(Commission File Number)                       (IRS Employer Identification No.)


3333 Lee Parkway, Suite 100, Dallas, Texas                   75219
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(Address of Principal Executive Offices)                   (Zip Code)


                                  214-765-4000
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

As previously reported, on May 23, 2001, WebLink Wireless, Inc. (the "Registrant") and two of its subsidiaries, PageMart PCS, Inc. and PageMart II, Inc., filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Cases") in the United States Bankruptcy Court for the Northern District of Texas ("Bankruptcy Court"). The Bankruptcy Cases are being jointly administered under Case No. 01-34275-SAF-11.

On July 15, 2002, the Registrant filed with the Bankruptcy Court copies of the Second Amended Plan of Reorganization of WebLink Wireless, Inc. and the Second Amended Disclosure Statement for the Plan of Reorganization of WebLink Wireless, Inc., copies of which are attached as Exhibits 99.1 and 99.2, respectively. The Second Amended Disclosure Statement for the Plan of Reorganization was approved by the Bankruptcy Court on July 15, 2002. Also, on July 15, 2002, the Registrant issued a press release, a copy of which is attached as Exhibit 99.3 announcing that the Registrant expects to emerge from bankruptcy in September.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description
-----------   -----------
99.1          Second Amended Plan of Reorganization of WebLink Wireless, Inc.,
              PageMart PCS, Inc. and PageMart II, Inc. Under Chapter 11 of the
              Bankruptcy Code, dated July 15, 2002

99.2          Second Amended Disclosure Statement for Plan of Reorganization of
              WebLink Wireless, Inc., PageMart PCS, Inc. and PageMart II, Inc.
              Dated July 15, 2002 Under Chapter 11 of the Bankruptcy Code

99.3          Press Release dated July 15, 2002



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WEBLINK WIRELESS, INC.



                                     By:  /s/ Frederick G. Anderson
                                          -------------------------
                                     Name:  Frederick G. Anderson
                                     Title: Vice President, General Counsel and
                                            Secretary


Date: July 18, 2002


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
-----------   -----------
99.1          Second Amended Plan of Reorganization of WebLink Wireless, Inc.,
              PageMart PCS, Inc. and PageMart II, Inc. Under Chapter 11 of the
              Bankruptcy Code, dated July 15, 2002

99.2          Second Amended Disclosure Statement for Plan of Reorganization of
              WebLink Wireless, Inc., PageMart PCS, Inc. and PageMart II, Inc.
              Dated July 15, 2002 Under Chapter 11 of the Bankruptcy Code

99.3          Press Release dated July 15, 2002